UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2021

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Interactive Brokers Group, Inc. (the "Company") was held on April 22, 2021.

The stockholders voted on proposals to elect directors to the Company's Board of Directors (the "Board"), to approve, on an advisory non-binding basis, executive compensation, and to ratify the appointment of Deloitte & Touche LLP as independent auditor.

All nominees for election to the Board were elected for a one-year term expiring at the annual meeting of stockholders in the following year. Each director will hold office until his successor has been elected and qualified or until the director's earlier resignation or removal.

The number of votes cast for or against and the number of abstentions with respect to each proposal is set forth below. The Company's independent inspector of election reported the vote of the stockholders as follows:

Election of Directors (Percentages shown are of the votes cast)
				Broker
	For	Against	Abstain	Non-Vote
Thomas Peterffy	358,598,476	28,298,424	21,513	21,351,590
	92.68%	7.31%	0.01%
Earl H. Nemser	363,740,355	23,154,077	23,981	21,351,590
	94.01%	5.98%	0.01%
Milan Galik	364,437,011	22,459,281	22,121	21,351,590
	94.19%	5.80%	0.01%
Paul J. Brody	374,293,099	12,596,058	29,256	21,351,590
	96.73%	3.26%	0.01%
Lawrence E. Harris	385,243,175	1,643,458	31,780	21,351,590
	99.57%	0.42%	0.01%
Gary Katz	386,394,910	492,791	30,712	21,351,590
	99.86%	0.13%	0.01%
John M. Damgard	380,737,579	6,150,152	30,682	21,351,590
	98.40%	1.59%	0.01%
Philip Uhde	386,383,423	506,029	28,961	21,351,590
	99.86%	0.13%	0.01%
William Peterffy	374,645,514	12,243,201	29,698	21,351,590
	96.83%	3.16%	0.01%
Nicole Yuen	386,571,775	324,564	22,074	21,351,590
	99.91%	0.08%	0.01%

Stockholders approved, on an advisory non-binding basis, executive compensation levels, by a vote of 358,417,114 for; 28,433,525 against; 67,774 abstentions; and 21,351,590 broker non-votes.

Stockholders approved the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, by a vote of 407,314,302 for; 930,201 against; and 25,500 abstentions.

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2021

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary